Other Financial Liability	12 Months Ended
Dec. 31, 2024
Other Financial Liability [Abstract]
Other financial liability
12.	Other financial liability

Included in the other financial liability is liability arising from the convertible note with a 24 month maturity period subscribed by Softbank Robotics Singapore Pte Ltd with Concorde International Group Ltd amounting to USD 37,393 (Refer Loan 6 under Note 10 for details of convertible note).

The fair value of the financial liability was initially value through discounted cashflow method. Due to change in market and status of the Group, binomial method was used to reflects the fair value of the embedded derivate. Below are the movement of the fair value of the embedded derivative.

USD
Fair value as at June 10, 2024 *	37,393
Fair value as at December 31, 2024 **	173,551

Fair value adjustment	136,158

*	Valued using discounted cashflow method
**	Valued using binomial method